UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2018

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.     Regulation FD Disclosure.

As previously disclosed, on February 2, 2017, Farmland Partners Inc. (the “Company”), Farmland Partners Operating Partnership, LP, Farmland Partners OP GP LLC, FPI Heartland LLC (“Parent Merger Sub”), FPI Heartland Operating Partnership, LP (“OP Merger Sub”) and FPI Heartland GP LLC consummated the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) with American Farmland Company (“AFCO”) and American Farmland Company L.P. (“AFCO OP”). Pursuant to the Merger Agreement, (i) OP Merger Sub was merged with and into AFCO OP (the “Partnership Merger”), with AFCO OP continuing as the surviving entity, and (ii) AFCO was merged with and into Parent Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”), with Parent Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of the Company.

This Current Report on Form 8-K provides certain financial information with respect to the Mergers solely for the purpose of incorporating such information by reference into certain registration statements the Company expects to file under the Securities Act of 1933, as amended (the “Securities Act”). Specifically, this Current Report on Form 8-K provides (i) the audited consolidated financial statements of AFCO as of December 31, 2016 and for the years ended December 31, 2016 and 2015, which are attached hereto as Exhibit 99.1, and (ii) the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2017, adjusted as if the Mergers had been consummated on December 31, 2016, which is attached hereto as Exhibit 99.2.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of American Farmland Company as of December 31, 2016 and for the years ended December 31, 2016 and 2015.

99.2	Unaudited Pro Forma Combined Statement of Operations of Farmland Partners Inc. for the year ended December 31, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

April 20, 2018	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

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